Filed Pursuant to Rule 497(a)

File Number: 333-264909

Rule 482 ad

For Immediate Release

NYSE Welcomes Destiny Tech100 (DXYZ), Pioneering Access to Tech Innovation

New York, NY — Destiny Tech100 (DXYZ) began trading on the New York Stock Exchange on March 26, 2024, offering investors a unique opportunity to participate in the growth of leading private companies. Trading in the stock was at a range of prices from $8.25 to $30.48 after debuting at an opening price of $8.25, up 70.5% from a reference price of $4.84. Shares closed at $9.00 on a volume of 540k shares traded over the course of the day.

“We are excited to welcome Destiny Tech100 to the New York Stock Exchange, which seeks to offer investors access to private market opportunities with the liquidity and protections available in our public markets,” said John Tuttle, Vice Chair, NYSE Group.

The Tech100 is designed to be a portfolio of 100 of the top private technology companies, with current holdings including SpaceX, OpenAI, Discord, and Stripe.

About D/XYZ

Destiny XYZ Inc. (“D/XYZ” and “Destiny”) is a pioneering investment firm that is reshaping the landscape of investment by making it more accessible, transparent, and equitable. With a focus on innovation and impact, Destiny XYZ provides access to investment opportunities that were previously out of reach for the average investor, empowering them to be a part of the success stories of tomorrow’s leading companies.

About Destiny Tech100

Destiny’s flagship offering, the Destiny Tech100, will be a publicly-listed portfolio of 100 of the top venture-backed private technology companies, providing everyday investors access to many of the world’s most exciting private businesses.

Current Tech100 holdings include: SpaceX, OpenAI, Epic Games, Discord, Superhuman, and Stripe. For a comprehensive list of holdings, visit the fund website www.destiny.xyz/tech100.

Contact:

Robert Blecher

press@destiny.xyz

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